UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 31, 2011

GSE SYSTEMS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1332 Londontown Blvd., Suite 200, Sykesville, MD 21784
(Address of principal executive offices and zip code)

 (410) 970-7800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. George J. Pedersen resigned as a member of the Board of Directors of GSE Systems, Inc. (the “Company”) effective December 31, 2011.  At the time of his resignation, Mr. Pedersen also served as Chairman of the Compensation Committee, Chairman of the Executive Committee and a member of the Nominating Committee.

A copy of Mr. Pedersen’s resignation is included with the Form 8-K as Exhibit 17.1.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The following are filed as exhibits to this report:

Exhibit No.  Description

17.1                 Resignation Letter from Mr. George J. Pedersen

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 6, 2012
GSE SYSTEMS, INC.

/s/ Jeffery G. Hough
Jeffery G. Hough
Senior Vice President and
Chief Financial Officer